Exhibit 10.15

EXECUTION VERSION

GUARANTEE

GUARANTEE, dated as of Feburary 7, 2013, made by each of the corporations that are signatories hereto (the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) parties to the Credit Agreement, dated as of January 31, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GLOBAL A&T ELECTRONICS LTD. (the “Company” and together with any other Eligible Subsidiary that is designated as a Subsidiary Borrower under Section 2.13 of the Credit Agreement, the “Borrowers” and each a “Borrower”), the Lenders and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are a member of an affiliated group of corporations that includes each Guarantor;

WHEREAS, the proceeds of the Loans and the other Credit Extensions will be used in part to enable the Borrowers to make valuable transfers (as determined as provided herein) to each of the Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and the other Credit Extensions; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and other Credit Extensions to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrowers under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) As used herein, “Obligations” has the meaning given to it in the Credit Agreement.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guarantee. (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, provided that the guarantee herein by each of UTH and UTL respectively shall arise and take effect only after each of UTH and UTL respectively has obtained a foreign business license from the Ministry of Commerce of Thailand permitting it to provide such guarantee.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under any applicable laws relating to the insolvency of debtors.

(c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

(d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

(e) No payment or payments made by the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments (other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

(f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder,

such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment (but only to the extent that such other Guarantor is actually liable for the relevant Obligations). Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

4. Right of Set-off. Each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time after the occurrence of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured (to the fullest extent permitted by applicable law), at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Documents or otherwise, as such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent and the Lenders may determine.

6. Amendments, etc. with respect to the Obligations; Waiver of Rights. To the fullest extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such other Guarantor or guarantor or any release of the Borrowers or such other Guarantor or guarantor or enforce any security provided shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Each of UTH and UTL hereby unconditionally and irrevocably waives its rights under Sections 294, 687, 694 and 698 of the Civil and Commercial Code of Thailand.

7. Guarantee Absolute and Unconditional. To the fullest extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, legality, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy, insolvency or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding In accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in the currency in which the Loans were made at the office of the Agent located at 47/F One Island East, 18 Westlands Road, Quarry Bay, Hong Kong, Attention: Sara Wong / Jennifer Yu / Joe Lam.

10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

(a) save for the obtaining of approval from the Bank of Thailand with regard to the remittance of money abroad by UTH or UTL and the obtaining of the foreign business licenses referred to at Section 2 above, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(b) such Guarantor is subject to civil and commercial law with respect to its obligations under this Guarantee, and the execution, delivery and performance by such Guarantor of this Guarantee constitute and will constitute private and commercial acts rather than public or governmental acts. Such Guarantor has pursuant to subsection 11(a) waived every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction under which it is organized and any other relevant jurisdiction in respect of its obligations under this Guarantee. The waiver by such Guarantor described in the immediately preceding sentence is the legal, valid and binding obligation of such Guarantor; and

(c) save for applicable stamp duty under the laws of Thailand, there are no Taxes imposed under the laws of the jurisdiction of organization of such Guarantor and any other relevant jurisdiction either (a) on or by virtue of the execution or delivery of this Guarantee or any other document to be furnished hereunder or thereunder or (b) on any payment to be made by such Guarantor.

11. Covenants. Each Guarantor hereby covenants and agrees with the Agent and each Lender that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated:

(a) such Guarantor waives any immunity to which it or its property may at any time be or become entitled, whether characterized as sovereign immunity or otherwise, from any set-off or legal action in the respective republic in which it is organized, New York or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment; and

(b) such Guarantor will maintain in New York, New York and Singapore a Person acting as agent to receive on its behalf and on behalf of its property service of process and capable of discharging the functions of the Process Agent set forth in Section 23.

12. Withholding Tax. If any Guarantor shall be required by any Laws to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Lender, the sum payable shall be increased as necessary so that after making all required deductions, each of the Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made. If such Guarantor fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence, such Guarantor shall Indemnify the Agent and such Lender for any incremental taxes, interest or penalties that may become payable by the Agent or such Lender arising out of such failure.

13. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

14. Notices. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, four (4) Business Days after deposit in the mails, postage prepaid, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

(a) if to the Agent or any Lender, at its address or transmission number for notices provided in Section 10.02 of the Credit Agreement; and

(b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

15. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

16. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

18. Amendments In Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

(b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

19. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

20. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

21. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Guarantor in respect of any such sum due from it to the Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Guarantee (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due In the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent from any Guarantor in the Agreement Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to such Guarantor (or to any other Person who may be entitled thereto under applicable Law).

22. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

23. Consent to Jurisdiction. Each Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York and any competent court of Singapore, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Singapore court or, to the extent permitted by law, in such Federal court. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of the place of residence or domicile of such Guarantor. Each Guarantor hereby irrevocably and unconditionally appoints (x) CT Corporation System, with an of on the date hereof at 111 Eighth Avenue, New York, NY 10011 (the “New York Process Agent”), and (y) UTAC (the “Singapore Process Agent” and together with the New York Process Agent, the “Process Agents”), in each case as its agent to receive on behalf of such

Guarantor service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in any such New York State or Federal court or Singapore court, as applicable, and agrees promptly to appoint a successor New York Process Agent in The City of New York or Singapore Process Agent in Singapore, as applicable, (which successor Process Agent shall accept such appointment in writing substantially in the form attached to the Credit Agreement prior to the termination for any reason of the appointment of the initial New York Process Agent or Singapore Process Agent, as applicable). In any such action or proceeding in such New York State or Federal court sitting in The City of New York, or Singapore court, as applicable, such service may be made on each Guarantor by delivering a copy of such process to the relevant Guarantor in care of the appropriate Process Agent at such Process Agent’s above address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to such Guarantor at its address referred to in Section 14 (such service to be effective upon such receipt by the appropriate Process Agent and the depositing of such process in the mails as aforesaid). Each Guarantor hereby irrevocably and unconditionally authorizes and directs such Process Agent to receive such service on its behalf. As an alternate method of service, each Guarantor irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court sitting in The City of New York, or Singapore court, as applicable, by mailing of copies of such process to each Guarantor by certified or registered air mail at its address referred to in Section 14. Each Guarantor agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EXECUTION VERSION

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

United Test and Assembly Center Ltd

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory	[seal]

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

C/o 5 Serangoon North Ave 5

Singapore 554916

Telex:

Fax:	+ 65 6551 1521

Attention: Board of Directors

UTAC (Taiwan) Corporation

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

C/o 5 Serangoon North Ave 5

Singapore 554916

Telex:

Fax:	+ 65 6551 1521

Attention: Board of Directors

UTAC Hong Kong Limited

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory	[seal]

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

C/o 5 Serangoon North Ave 5

Singapore 554916

Telex:

Fax:	+ 65 6551 1521

Attention: Board of Directors

UTAC Cayman Ltd

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

C/o 5 Serangoon North Ave 5

Singapore 554916

Telex:

Fax:	+ 65 6551 1521

Attention: Board of Directors

UTAC Thai Holdings Limited

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory	[seal]

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

Telex:

Fax:

UTAC Thai Limited

By	/s/ Irwin Lim Kee Way
Irwin Lim Kee Way

Title:	Director/Authorised Signatory	[seal]

By	/s/ William John Nelson
William John Nelson

Title:	Director/Authorised Signatory

Address for Notices:

Telex:

Fax: